APOLO GOLD & ENERGY, INC.

Subscription Agreement for Shares

Pursuant to Regulation S of the Securities Act of 1933

Between

Apolo Gold & Energy, Inc.

a Company incorporated pursuant to the laws of the State of Nevada

(the “Company”)

Party of the First Part and;

______________________________________

Name of the Subscriber

______________________________________

Official Capacity or Title

if the Subscriber is not an individual

Party of the Second Part

(Collectively the “Parties”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Apolo Gold & Energy, Inc. (the Company”) that number of common shares (the “Shares”) set out below at a price of $0.20 per share in United States Funds.

The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Shares”. This is an Offering under Regulation S of US Securities laws.

The Offering: Apolo Gold & Energy, Inc. is offering to sell up to 5,000,000 Common Shares of the Company at a price of $0.20 per share.

The Company’s authorized capital consists of _____________ Common Shares of which _________________ Common Shares are issued and outstanding. If this Offering is fully subscribed, there will be a total of ____________ Common Shares issued and outstanding. The Company has no other class of shares.

Number of Shares:	5 Million ((5,000,000) common shares at a price of US$0.20 Per Share

Aggregate Price:	One Million Dollars in United States Funds

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Article 1. – INTERPRETATION

Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

Business Day: means a day other than a Saturday, Sunday or any other day on which the principal chartered banks are not open for business.

Closing: shall have the meaning ascribed to such term in Section 4.

Closing Date: shall have the meaning ascribed to such term in Section 4.

Closing: shall have the meaning ascribed to such term in Section 4.

Common Shares: means the common shares of the Company.

Company: means Apolo Gold & Energy, Inc.

Offering: means the offering of Shares pursuant to this Subscription Agreement.

Offering Jurisdictions: means jurisdictions outside of the United States as the Company may decide.

Person: means any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning.

SEC: means the United States Securities and Exchange Commission.

Securities Laws: means the securities laws, regulations, rules, rulings and orders of the Offering Jurisdictions, the applicable policy statements issued by the securities regulators in such province.

Subscriber: means the subscriber for Shares and, if applicable, means the beneficial purchaser for whom such person is acting hereunder, as set out on the face page of this Subscription Agreement.

Subscription Agreement: means this subscription agreement (including any attached schedules).

United States: means the United Stated of America, its territories and possessions, any State of the United States and the District of Columbia.

Shares: means the shares of common stock of Apolo Gold & Energy, Inc. offered pursuant to the Offering at a price of US $0.20 per share.

U.S. Person: as that term is defined in Rule 902(k) of Regulation S under the U.S. Securities Act.

U.S. Securities Act: means the United States Securities Act of 1933, as amended.

Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and Company and vice versa.

Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol “$”, are expressed in US dollars.

Subdivisions, Headings and Table of Contents

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions, the inclusion of headings and the provision of a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement.

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Article 2. SCHEDULES

2.1 Description of Schedules

The following Schedule is attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule A	Accredited Investor Certification

Schedule B	Company wire transfer information

Article 3. SUBSCRIPTION AND DESCRIPTION OF SHARES

3.1 Subscription for the Shares

The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the Shares from the Company, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Price of US$0.20 per Share, which is payable as described in Article 4.

3.2 Acceptance and Rejection of Subscription by the Company

The Subscriber acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription for Shares, in whole or in part, at any time prior to the Closing. If this subscription is rejected in whole, any checks or other forms of payment representing the Subscription Price will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a check representing any refund of the Subscription Price for that portion of the subscription for the Shares which is not accepted, will be promptly delivered to the Subscriber without interest or deduction.

If, prior to the Closing, the terms and conditions contained in this Subscription Agreement (other than delivery by the Company to the Subscriber of certificates representing the Shares) have not been complied with, the Company and the Subscriber will have no further obligations under this Subscription Agreement.

The proceeds are not held in trust, as there is no minimum. Closings may occur from time to time as the subscription funds are received.

Article 4. CLOSING

4.1 Closing

Closing takes place upon delivery to the Company of a properly executed Subscription Agreement together with payment of the subscription price by wire transfer or bank draft given to a company official for the account shown in Schedule B, and acceptance, by Company of the Subscription Agreement.

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4.2 Conditions of Closing

The Subscriber acknowledges and agrees that the obligations of the Company hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing as if made at and as of the Closing and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing:

(a)	The Subscriber having properly completed, signed and delivered this Subscription Agreement via email or fax to:

__________________, President, Director and Signing Authority

__________________

__________________

Telephone: ______________

Fax: ___________________

Email: __________________

Article 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

5.1 Representations, Warranties and Covenants of the Company

By execution of this Subscription Agreement, the Company hereby represents warranties and covenants with the Subscriber as follows and acknowledges that the Subscriber is relying on such representations, warranties and covenants in connection with the transactions contemplated herein:

(a)	the Company is validly constituted and subsisting under the laws of the state of Nevada;

(b)	the Company will promptly comply with all filings and other requirements under all applicable Securities Laws; and specifically with respect to the Common Shares purchased in this offering, the Company will maintain currency in its reporting obligations with respect to its SEC filings so as to enable the unrestricted sale of the Common Shares in the marketplace. This undertaking may be satisfied by the operation of exemptive provisions of the securities acts that allow for the removal of any restrictions in a sale conducted in accordance with those provisions;

(c)	at the Closing, the Company will have taken all necessary steps to validly create and issue the Common Shares;

(d)	the Company has the requisite corporate authority to enter into this Agreement and to carry out its obligations hereunder;

(e)	The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Company’s Board of Directors and no other corporate proceedings on the part of the Company are or will be necessary to authorize this Agreement and the transactions contemplated hereby;

(f)	This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general principles of equity;

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(g)	neither the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will: (i) violate, conflict with, or result in breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration under, or result in a creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under, any of the terms, conditions or provisions of (x) the articles or bylaws of the Company, or (y) any note, bond, mortgage, indenture, loan agreement, deed of trust, agreement, lien, contract or other instrument or obligation to which the Company is a party; or (ii) violate any judgment, ruling, order, writ, injunction, determination, award, decree, statute, ordinance, rule or regulation applicable to the Company; or (iii) cause a suspension or revocation of any authorization for the consent, approval or license currently in effect which would have a material adverse effect on the business, operations or financial condition of the Company.

ARTICLE 6. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

6.1 Acknowledgements, Representations, Warranties and Covenants of the Subscriber

The Subscriber hereby represents and warrants to, and covenants with, the Company as follows and acknowledges that the Company is relying on such representations, warranties and covenants in connection with the transactions contemplated herein:

(a)	The Subscriber is a resident in the jurisdiction set out on the face page of this Subscription Agreement. Such address was not created and is not used solely for the purpose of acquiring the Shares and the Subscriber and any beneficial person was solicited to purchase the Shares in such jurisdiction.

(b)	The Subscriber has properly completed, executed and delivered to the Company the certificate (dated as of the date hereof) set forth in Schedule “A” and the information contained therein is true and correct.

(c)	The representations, warranties and covenants contained in Schedule “A”, will be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing.

(d)	The Subscriber is neither a U.S. Person nor subscribing for the Shares for the account of a U.S. Person or for resale in the United States and the Subscriber confirms that the Shares have not been offered to the Subscriber in the United States and that this Subscription Agreement has not been signed in the United States.

(e)	The Subscriber will not offer, sell or otherwise dispose of the Shares in the United States or to a U.S. Person unless the Company has consented to such offer, sale or distribution and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the U.S. Securities Act and the securities laws of all applicable states of the United States or the SEC has declared effective a registration statement in respect of such securities.

(f)	The Subscriber is authorized to execute and deliver this Subscription Agreement.

(g)	The Subscriber is subscribing for the Shares as principal for its own account and not for the benefit of any other person (within the meaning of applicable Securities Laws) and not with a view to resale or distribution of all or any of the Shares.

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(h)	The Subscriber is solely responsible for obtaining such tax and legal advice, as it considers appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated hereunder.

(i)	If required by applicable securities legislation, policy or order or by the Company, the Subscriber will execute, deliver and file or assist the Company in filing such reports, undertakings and other documents as may be required by any securities commission or other regulatory authority.

(j)	The Subscriber has not received or been provided with a prospectus, offering memorandum, within the meaning of the Securities Laws, or any sales or advertising literature in connection with the Offering and the Subscriber’s decision to subscribe for the Shares was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to fact made by or on behalf of the Company.

(k)	The Subscriber acknowledges that no prospectus or registration statement has been filed by the Company with any of the applicable securities regulatory authorities in connection with the sale and delivery of the Shares to the Subscriber; such sale and delivery is conditional upon such sale being exempt from the requirements to deliver the Subscriber a prospectus and as a consequence of acquiring securities pursuant to this exemption, (i) the Subscriber may not receive information that would otherwise apply under applicable securities laws, (ii) the Company is relieved from certain obligations that would otherwise apply under applicable securities laws, and (iii) certain protections, rights and remedies provided by applicable securities laws, including statutory rights of rescission or damages, are not available to the Subscriber;

(l)	The subscription for the Shares has not been made through or as a result of, and the distribution of the Shares is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display or general solicitation.

(m)	There are risks associated with the purchase of and investment in the Shares and the Subscriber is knowledgeable, sophisticated and experienced in business and financial matters and is capable of evaluating the merits and risks of an investment in the Shares, fully understands the restrictions on resale of the Shares and is able to bear the economic risk of an investment in such securities.

(n)	The Shares shall be subject to statutory resale restrictions under the Securities Laws of the jurisdiction in which the Subscriber resides and under other applicable securities laws, and the Subscriber covenants that it will not resell the Shares except in compliance with such laws.

(o)	The certificates representing the Shares will bear, as of the Closing Date, legends substantially in the following form and with the necessary information inserted:

“The shares represented by this certificate have been acquired pursuant to a transaction effected in reliance upon Regulation S of the Securities and Exchange Act of 1933, and have not been the subject of a Registration Statement under the Securities Act of 1933, as amended (the “Act”), or any state securities act. These securities may not be sold or otherwise transferred in the absence of such registration or applicable exemption therefrom under the Act or any applicable state securities act, or unless sold pursuant to Rule 144 under the Act.”

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(q)	The Company is relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Subscriber’s eligibility to subscribe for Shares under applicable Securities Laws. The Subscriber undertakes to immediately notify the Company of any change in any statement or other information relating to the Subscriber set forth in such applicable Schedules, which takes place prior to the Closing.

The Subscriber acknowledges that the Shares have not been registered under the United States Securities Act of 1933, as amended, and are being issued pursuant to Regulation S promulgated by the Securities and Exchange Commission relating to the limited offering and sale of securities, and similar provisions under state securities laws and regulations, but will have rights to have the Common Shares registered for purposes of enabling unrestricted trading in these securities at the culmination of a required holding period from the date of Closing. He further acknowledges that legends will be placed on any certificates evidencing the securities included in the Shares with respect to restrictions on distribution, transfer, resale, assignment or subdivision imposed by applicable securities laws, until either the existence of an effective registration statement, or the availability of an exemption allows for unrestricted trading in these securities.

The Subscriber acknowledges and consents to the release by the Company of certain information regarding the Subscriber’s subscription, including the Subscriber’s name, address, telephone number and registration instructions, the number of Shares purchased, and, if applicable, information regarding beneficial ownership of or the principal of the Subscriber, in compliance with securities regulatory policies to regulatory authorities in Offering Jurisdictions or to other authorities as required by law. The purpose of the collection of the information is to ensure the Company and its advisors will be able to issue Shares to the Subscriber in compliance with applicable securities laws and the instructions of the Subscriber and to obtain the information required to be provided in documents required to be filed with securities regulatory authorities under applicable securities laws and other authorities as required by law. In addition, the Subscriber acknowledges and consents to the collection, use and disclosure of all such personal information by regulatory authorities in accordance with their requirements, including the provision to third party service providers, from time to time.

The contact information for the officer of the Company who can answer questions about the collection of information by the Company is as follows:

____________________

Telephone: ___________

Fax: _________________

Email________________

6.2 Indemnity

The Subscriber covenants to indemnify the Company and its officers, directors, employees and representatives against all losses, claims, costs, expenses and changes or liability which they may suffer or incur, caused or arising from reliance upon or breach of the representations, warranties, acknowledgements and covenants of the Subscriber contained herein and the Subscriber further agrees that by accepting the Units, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing with the same force and effect as if they had been made by the Subscriber at the Closing.

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Article 7. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1 Survival of Representations, Warranties and Covenants of the Company

The representations, warranties and covenants of the Company contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made with respect thereto, shall continue in full force and effect for a period of two years from the Closing.

Article 8. MISCELLANEOUS

8.1 Further Assurances

Each of the parties hereto upon the request of any of the other parties hereto, whether before or after the Closing, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

8.2 Notices

Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile or email (with return acknowledgement), in the case of the Company, to:

Apolo Gold & Energy, Inc.

Telephone____________

Fax: _________________

Email________________

Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by fax or email, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

8.3 Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

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8.4 Costs and Expenses

All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

8.5 Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the laws of the State of Nevada and the laws of the United States as applicable shall govern the rights of the parties therein. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the exclusive jurisdiction of the courts of the State of Nevada and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such State.

8.6 Entire Agreement

This Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

8.7 Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be executed either in original or faxed form and the parties adopt any signature received by a receiving fax machine as original signatures of the parties.

8.8 Assignment

This Subscription Agreement may not be assigned by any party except with the prior written consent of the other party hereto.

8.9 Enurement

This Subscription Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

9. Entire Agreement: This Offer constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

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IN WITNESS WHEREOF, the parties hereto have executed this Offer as of the date and year set forth below.

DATED this _________ day of _________, 2013

Subscriber Signature

Name of Subscriber (Please Print)

Official Capacity or Title if the Subscriber is not an individual

Name of individual whose signature appears above if different than the name of the Subscriber printed above

Street Address

City	Province or State

Country	Postal Code

Telephone

Fax

Email Address

THIS OFFER IS ACCEPTED AND APPROVED BY:

APOLO GOLD & ENERGY, INC.

__________________________________________

__________________ President, Director, Signing Authority

On Behalf of the Board of Directors

Schedule A

Accredited Investor Certification

The undersigned hereby represents that he is an Accredited Investor as that term is defined in Rule 501 of Regulation D, promulgated under the Securities Act of 1933, as amended, by placing his initials in front of the applicable description:

_________ (i) I am a natural person (or entity) whose individual net worth, or joint net worth with his or her spouse, at the time of purchase, is in excess of $1,000,000. For purposes of this paragraph, “net worth” means the excess of total assets at fair market value, including home and personal property, over total liabilities.

_________ (ii) A natural person who had an individual income in excess of $200,000 or with his or her spouse had joint income in excess of $300,000 in each of the previous two years and who reasonably expects to have the same income level this year.

_________ (iii) A bank or savings and loan association acting in either its individual or a fiduciary capacity, any broker/dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended, an insurance company, an investment company registered under the Investment Company Act of 1940 or a business development company as defined in that Act, a Small Business Investment Partnership licensed by the U.S. Small Business Administration, an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, so long as the decision to invest in the Partnership is being made by a fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 at the date hereof, or, of a self-directed plan, with investment decisions made solely by persons that are accredited investors; or a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or a corporation, partnership or other entity in which all of the equity owners qualify as accredited investors under any one or more of the previous categories.

_________ (iv) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (i.e., a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment).

__________ (v) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

Schedule B

Company Wire Transfer Information

Bank Name: _______________________

Bank Address: _____________________

Bank Routing Number: _______________

Bank Swift Code: ___________________

Bank Tel No. ______________________

Bank Fax No. ______________________

Beneficiary Account Name: Apolo Gold & Energy, Inc.

Beneficiary Account Number: __________________